                                                                    Exhibit 10.9

                                 MARINA VILLAGE

                            FULL SERVICE OFFICE LEASE
                             BASIC LEASE INFORMATION


Date:                               DECEMBER 1, 1998

Landlord:                           ALAMEDA REAL ESTATE INVESTMENTS,
                                    a California limited partnership

Tenant:                              BIOMEDICINES, INC.
                                     a Delaware corporation

                                                                                                       LEASE REFERENCE

Premises and Building:               Approximately 5,531 rentable square feet ("rsf") in 1301 Marina   Paragraph 1
                                     Village Parkway, Suite 200, Alameda, CA 94501

Term Commencement:                   March 1, 1999                                                     Paragraph 2

Term Expiration:                     February 28, 2004                                                 Paragraph 2

Term:                                5 years                                                           Paragraph 2

Base Rent:                           March 1, 1999 - February 28, 2000         $10,509/month
                                     March 1, 2000 - February 28, 2001         $10,785/month
                                     March 1, 2001 - February 28, 2002         $11,062/month
                                     March 1, 2002 - February 28, 2003         $11,339/month
                                     March 1, 2003 - February 28, 2004         $11,615/month

Tenant's Percentage Share:           5,531 rsf DIVIDED BY 84,384 rsf = 6.55%                           Paragraph 4(a)

Base year:                           1999                                                              Paragraph 4(a)

Use:                                 General Office                                                    Paragraph 6

Security Deposit:                    $11,062                                                           Paragraph 15

Tenant's Address for Notices:        UNTIL OCCUPANCY                         THEREAFTER                Paragraph 19
                                     909 Marina Village Parkway              1301 Marina
                                     No. 538                                 Village Parkway
                                     Alameda, CA 94501                       Alameda, CA 94501

Landlord's Address for Notices:

Alameda Real Estate Investments                        WITH A COPY TO:
c/o Vintage Properties                                 Marina Village
314 Lytton Avenue, Suite 200                           1150 Marina Village Pkwy., Suite 100
Palo Alto, CA 94301                                    Alameda, CA 94501
Attn:  Joseph R. Seiger                                Attn:  Property Manager

                                                        LEASE REFERENCE
Exhibit(s) and Addendum(s):                             Paragraph 22

Exhibit A:  Diagram of leased Premises
Exhibit B:  Initial Improvement of the Premises
Exhibit C:  Space Plan and Outline Specifications
Addendum to Office Lease

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT:                                      LANDLORD:


BIOMEDICINES, INC.                           ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware Corporation                       a California limited partnership

                                             By:  Vintage Alameda Investments, LP
                                                  a California limited partnership,
                                                  operating general partner

                                             By:  Vintage Properties - Alameda Commercial,
                                                  a California corporation,
                                                  Managing general partner
By:                                          By:
   -------------------------------              ---------------------------------

Title:                                       Title:
      ----------------------------                 ------------------------------

                                 MARINA VILLAGE
                                  FULL SERVICE
                                  OFFICE LEASE


THIS LEASE, dated as of DECEMBER 1, 1998, for purposes of reference only, is made and entered into by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and BIOMEDICINES, INC., a Delaware corporation ("Tenant").

         WITNESSETH
                             (SEE ADDENDUM TO LEASE)

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the premises described in the Basic Lease Information and identified on the diagram attached hereto as Exhibit A. Landlord and Tenant agree that the amount of rentable square feet as set forth in the Basic Lease Information or, if such amount is an approximation, the final rentable square feet as determined upon completion of working drawings, shall be binding and conclusive for all purposes of this Lease. Subject to any obligations of Landlord as set forth in an exhibit to this Lease relating to initial improvement of the premises, Tenant shall accept the premises in its "as-is" condition at the commencement of the term. The premises are located within the building (the "Building") commonly known as described in the Basic Lease Information.

2.       TERM.

         a. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord related to the initial improvement of the premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. If, for any reason beyond Landlord's reasonable control, Landlord is unable to obtain necessary governmental approvals to complete and deliver possession of the premises to Tenant, then Landlord may, upon notice to Tenant, terminate this Lease and both parties shall be relieved of any and all obligations hereunder.

                             (SEE ADDENDUM TO LEASE)

         b. Prior to the commencement of the term, Landlord shall complete the Tenant Improvements to be constructed or installed in the premises pursuant to Exhibit B attached hereto. The Tenant Improvements shall be deemed completed and possession of the premises delivered when Landlord has substantially completed the Tenant Improvements, subject only to the completion of minor items which do not materially impair the usability of

                                       1.

         the Tenant Improvements by Tenant, and Tenant shall accept the premises upon notice from Landlord that the Tenant Improvements have been so completed.

3.       RENT.

                             (SEE ADDENDUM TO LEASE)

         a. Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent, payable in advance on the commencement of the term and on or before the first day of each and every successive calendar month during the term. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month. The anniversary date for rental increases as set forth in the Basic Lease Information shall be the first calendar day of the month in which the Lease term commenced. If the last day of the term falls on a date other than the last day of the month, then the term shall be extended so that the last day of the term shall be the last calendar day of the month in which the term would otherwise end.

         b. Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant under this Lease in addition to monthly rent, whether or not the same be designated "additional rent." If such amounts are not paid at the time provided ill this Lease, they shall nevertheless be a collectable as additional rent with the next installment of monthly rent thereafter failing due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

         c. Tenant hereby acknowledges that late payment by the Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the premises. Accordingly, if any installments of rent or any other sums due from Tenant shall not be received by Landlord when due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         d. Any amount due to Landlord, if not paid when due, shall bear interest from the date due until the date paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

         e. All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset ill lawful money of the United States of America at Landlord's

                                       2.

         address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

4.       TAXES AND OPERATING EXPENSES.

                             (SEE ADDENDUM TO LEASE)

         a. For each calendar year during the term after the year specified in the Basic Lease Information as the Base Year, Tenant shall pay its percentage share, as specified in the Basic Lease Information, of the increase in Property Taxes over Base Property Taxes and its percentage share of the increase in Operating Expenses for such calendar year over Base Operating Expenses. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building), and "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. "Base Property Taxes" shall mean those Property Taxes payable during the fiscal year ending in June of the Base Year and "Base Operating Expenses" shall mean Operating Expenses incurred by Landlord during the Base Year. Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 95% occupied.

         b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

         c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent 1/12th of Landlord's reasonable estimate of the increase in Properly Taxes and Operating Expenses from Base Property Taxes and Base Operating Expenses from the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. Promptly following Tenant's request, but not more frequently than once each calendar year, Landlord shall provide back-up documentation to Tenant supporting Landlord's calculation of actual Property Taxes and Operating Expenses. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement together with interest as provided in Section 3(d). The obligations

                                       3.

         of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease.

5. OTHER TAXES. Tenant shall pay or reimburse Landlord for any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the premises or leasehold improvements made in or to the premises at Tenant's expense; for any taxes, if any, measured by or reasonably attributable to Tenant Improvements paid for by Landlord or Tenant in excess of $30.00 per square foot; for any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the premises or the parking facilities used by Tenant in connection with the premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

                             (SEE ADDENDUM TO LEASE)

6.       USE.

         a. The premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term regulating Tenant's activities or the use by Tenant of the premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance, or which shall tend unreasonably to disturb other tenants of the Building or adjacent buildings, nor shall Tenant place or maintain any signs on or visible from the exterior of the premises without Landlord's written consent, or use any corridors, sidewalks, or other areas outside of the premises for storage or any purpose other than access to the premises. Except as provided in paragraph 6(b) below, Tenant shall not use, keep, or permit to be used or kept on the premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the premises or the Building or which would violate the terms of any covenants, conditions, or restrictions affecting the Building or the land on which it is located.

                             (SEE ADDENDUM TO LEASE)

         b. Tenant shall strictly comply with I statutes, laws. ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively, "Hazardous Materials"). As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "chemicals known to cause cancer or reproductive toxicity," "radioactive materials," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as

                                       4.

         amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., 33 U.S.C. Section 1251 et seq., 42 U.S.C. Section 300(f) et seq., 42 U.S.C. 7401 et seq., California Health and Safety code Section 25249.5 et seq., California Water Code Section 13000 et seq., California Health and Safety Code
         Section 39000 et seq. and any other governmental statutes, ordinances, rules, regulations, and precautions adopted pursuant to the preceding laws or other similar laws, regulations and guidelines now or hereafter in effect. Tenant shall not cause, or allow its employees, agents or invitees to cause, any Hazardous Materials to be used, generated, stored, or disposed of on or about the premises or the Building other than reasonable quantities of office and cleaning supplies in their retail containers. Tenant shall defend (with counsel approved by Landlord), indemnify and hold Landlord, its trustees, employees and agents, any entity having a security interest in the premises or the Building, and its and their employees and agents (collectively, "Indemnities") harmless from and against, and reimburse the Indemnities for, all liabilities, claims, costs, damages, and depreciation of property value, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant, including, without limitation, the cost of any required or necessary investigation, monitoring, repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, as well as penalties, fines and claims for contribution to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant. Neither the consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials nor the strict compliance by Tenant with all statutes, laws, ordinances, rules, regulations, and precautions pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification set forth above. Tenant's obligations under this paragraph 6 shall survive the expiration or termination of this Lease.

7.       SERVICES.

         Landlord shall furnish the premises with electricity for lighting and the operation of office machines, heat, ventilating and air conditioning, elevator service, lighting replacement for building standard fixtures, restroom supplies, window washing with reasonable frequency, and daily janitorial service on normal business days. Normal Business days for the Building shall include Monday through Friday excluding the following holidays: New Years Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the premises. Tenant shall reimburse Landlord for the cost of providing heat, air conditioning and utility services in excess of that required for normal office use or during other than usual business hours for the Building of 8:00 a.m. to 6:00 p.m. as well as the cost of providing power for other than normal desk-top office equipment.

                                       5.

8.       MAINTENANCE, REPAIRS AND ALTERATIONS.

         a. Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees, Landlord shall keep in good condition and repair the foundations and exterior walls and roof (structural and membrane) of the Building, rough plumbing and electrical utilities, and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises or the Building in good order, condition, and repair.

         b. Tenant shall, at Tenant's expense, maintain the interior portion of the premises (including, but not limited to, finished plumbing and electrical and lightbulbs) in good condition and repair. If Tenant fails to do so, Landlord may, but shall not be required to, enter the premises and put them in the same condition as upon the commencement of the Lease term, and Landlord's out-of-pocket costs thereof shall automatically become due and payable as additional rent. At the expiration of the term Tenant shall deliver up possession of the premises in the same condition received, only ordinary wear and tear and casualty and condemnation excepted.

         c. Tenant shall not, without Landlord's prior consent, make any alterations, improvements, or additions in or about the premises. In requesting Landlord's consent, Tenant shall submit to Landlord complete drawings and specifications describing such work and the identity of the proposed contractor. As a condition to giving such consent, Landlord may, among other things, require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the premises such notices as Landlord reasonably deems necessary to protect the premises and Landlord from mechanics' liens or any other liens. Tenant shall not permit any mechanics' liens to be levied against the premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the premises by or at the direction of Tenant. All alterations, improvements, or additions in or about the premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner, shall not unreasonably lessen the value of the leasehold improvements in the premises, and shall be completed in compliance with all applicable laws, ordinances, regulations, and orders of any governmental authority having jurisdiction there over, as well as the requirements of insurers of the premises and the Building. Upon Landlord's request, Tenant shall remove any contractor, subcontractor, or material supplier (who is present at the request of Tenant) from the premises and the Building if the work-or presence of such person or entity results in labor disputes in or about the Building or the Marina Village Project, or damage to the premises, Building or Project. Unless Landlord requires their removal as set forth above, all alterations, improvements or additions which may be made on the premises shall become the property of Landlord and remain upon and be surrendered with the premises at the expiration

                                       6.

         of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant provided further Tenant shall be responsible for repairing all damage to the premises caused by such removal.

9.       INSURANCE AND INDEMNITY.

         a. Tenant shall obtain and maintain during the term of this Lease commercial general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employees liability and workers' compensation insurance as required by law. Tenant's commercial general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph
         (b) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

         b. Landlord hereby waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectible insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's officers, directors, partners, employees, agents, and representatives for loss or damage to the extent such loss or damage is insured against under any valid and collectible insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

         c. As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises or the Building arising at any time and from any cause. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except such as arises from the sole negligence or willful misconduct of Landlord, its agents, employees or

                                       7.

         contractors) (i) for damage to any property or injury to or death of any person arising from the use of the premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the Building other than the premises. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

10.      DAMAGE OR DESTRUCTION.

                             (SEE ADDENDUM TO LEASE)

         a. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is wholly covered by insurance, then subject to the availability of insurance proceeds Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 90 days Landlord may at its election terminate the Lease by notice given to Tenant.

         b. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is not wholly covered by insurance, Landlord may at its election by notice given to Tenant restore the premises or terminate this Lease.

         c. In case of destruction or damage which materially interferes with Tenant's use of the premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of Sections 1932 and 1933(4) of the California Civil Code.

                             (SEE ADDENDUM TO LEASE)

11. EMINENT DOMAIN. If all or any part of the premises shall be taken as a result of the exercise of power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by notice to the other within thirty (30) days after such date if the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises for Tenant's purposes. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of

                                       8.

         the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

12.      ASSIGNMENT AND SUBLETTING.

                             (SEE ADDENDUM TO LEASE)

         a. Tenant shall not assign this Lease or any interest herein or sublet the premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

         b. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                  1. if the proposed assignee or sublessee is a governmental agency;

                  2. if, in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Landlord;

                  3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

                  4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

                  5. if, at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under the Lease or would be in default under the Lease but for the pendency of any grace or cure period under paragraph 13 below.

                                       9.

         c. If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as herein above provided.

         d. As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

                  1. If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or
                  (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

                  2. If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

                  3. If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

                  4. If Tenant is composed of tenants-in-common, the transfer of interest of any co-tenants or the partition or dissolution of the cotenancy.

         e. No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (c) above) shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

         f. In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by multiplying the installment by a fraction, the numerator of which is the total amount of the foregoing permitted deductions and the denominator of which is the total consideration receivable by Tenant as a result of such assignment.

                                      10.

         g. In the case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

         h. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor or Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

         i. In the event Tenant shall assign or sublet the premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

13.      DEFAULT BY TENANT.

         a. The following events shall constitute events of default under this
         Lease:

                  1. a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 3 business days after notice of delinquency;

                  2. a default by Tenant in the performance of any of the other terms, covenants, agreements, or conditions contained herein and, if the default is curable, the continuation of such default for a period of 10 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 10 days to remedy, provided that if Tenant has previously defaulted in the performance of the same obligation one or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

                  3. the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act

                                      11.

                  unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; and

                  4. the abandonment of the premises.

         b. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

                  1. Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

                  2. In the event of any such termination of this Lease, Landlord may then or at any time thereafter, reenter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

                  3. In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation,
                  (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all out-of-pocket costs incurred by Landlord in restoring the premises to the same condition as existed on the Commencement Date, or in remodeling, renovating or otherwise preparing the premises for reletting, and (iv) all costs (including, without limitation, any standard brokerage commissions) incurred by Landlord in reletting the premises.

                  4. For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above.

                  5. After terminating this Lease, Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

         c. Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including

                                      12.

         the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

         d. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

14. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

                             (SEE ADDENDUM TO LEASE)

15. SECURITY DEPOSIT. On execution of this Lease Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit, together with any increases required as set forth in the Addendum, shall be held by Landlord is security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall Deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

16.      ESTOPPEL CERTIFICATE.

         a. Tenant shall at any time upon not more than 10 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and (iv)

                                      13.

         such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

         b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
         (ii) that there are no uncured defaults in Landlord's performance, and
         (iii) that not more than one month's rent has been paid in advance.

         c. If the Landlord desires to finance or refinance the Building, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord and its lender in confidence and shall be used for the purposes herein set forth. Tenant's obligations under this paragraph shall be limited to delivering financial statements existing as of the date of the request.

17. SUBORDINATION. This Lease, at Landlord's option, shall subordinate to any ground lease, first mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any first mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its first mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such first mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said first mortgage, deed of trust or ground lease or the date of recording thereof. If any first mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the first mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any first mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment. Tenant shall give any holder of a first mortgage or deed of trust placed upon the Building ("Holder"), in compliance with the notice provisions of this Lease, a copy of any notice of default served upon Landlord, provided that prior to such-notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. If Landlord shall have failed to cure such default w or such longer period of time as Landlord shall have the right to cure the default under the Lease, holder shall have the right, but not the duty, to cure such default within an additional thirty (30) day period or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default, including the time necessary to foreclose or otherwise terminate its first mortgage or deed of trust if necessary to effectuate such cure.

                             (SEE ADDENDUM TO LEASE)

                                      14.

18. ATTORNEYS' FEES. If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of any attorney in order to secure compliance with such provisions or recovered damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord for any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant will be entitled to recover any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable.

19. NON-DISCRIMINATION. Tenant covenants for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the premises.

20. NOTICES. All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord, or, to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a notice to Tenant.

21.      GENERAL PROVISIONS.

         a. This Lease shall be governed by and construed in accordance with the laws of the state of California.

         b. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         c. This Lease contains all agreements of the parties with respect to any matter mentioned herein and only may be modified in writing, signed by the parties.

         d. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                      15.

         e. If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of one hundred fifty percent (150%) of the last month's rental during the term, plus all other charges payable hereunder, and upon all of the terms hereof.

         f. Subject to the provisions of this Lease restricting assignment or subletting by Tenant this Lease shall bind the parties. their personal representatives, successors, and assigns.

                             (SEE ADDENDUM TO LEASE)

         g. Landlord and Landlord's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, tenants, lenders and other interested parties, and making such alterations, repairs, improvements, or additions to the premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the premises any ordinary "For Lease" sign.

         h. Tenant shall not conduct any auction at the premises without Landlord's prior consent.

         i. The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         j. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly, authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors.

         k. The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

         l. The term "day" as used herein means a calendar day.

         m. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, Tenant shall look solely to Landlord and its assets for the realization of any claims against Landlord and not to the assets of any of the partners of Landlord, and Tenant expressly waives any and all right to proceed against any of its partners or the officers, directors, trustees, shareholders, agents, or employees of any of such partners, except to the extent of their interest in Landlord.

         n. On request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment of Tenant's business personal property taxes pertaining to the premises and deliver copies of such business personal property tax bills to Landlord.

                                      16.

22. EXHIBITS. The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT:                                           LANDLORD:


BIOMEDICINES, INC.,                               ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation,                           a California limited partnership

                                                  By:      Vintage Alameda Investments, LP
                                                           a California limited partnership,
                                                           operating general partner

                                                  By:      Vintage Properties-Alameda Commercial,
                                                           a California corporation,
                                                           managing general partner

By:                                               By:

Title:            CEO                             Title:       President
      -----------------------------------               -------------------------------------------
Date or Execution                                 Date of Execution
By Tenant:        8 Jan 99                        By Landlord:      January 11, 1999
          -------------------------------                     -------------------------------------

                                      17.

                                    [GRAPHIC]

                [OUTLINE OF LEASED PREMISES BIOMEDICINES, INC.]



                                       1.

                                    EXHIBIT B
                       INITIAL IMPROVEMENT OF THE PREMISES
                                 MARINA VILLAGE


1. TENANT IMPROVEMENT. Landlord, through its general contractor, shall furnish and install within the premises substantially in accordance with the space plan and outline specifications set forth in Exhibit C, partitions, doors, lighting fixtures, acoustical ceilings, window coverings, electrical outlets, telephone outlets, heating, ventilating and air conditioning, fire sprinklers and other items of general construction (the "Tenant Improvements"). In addition, at its expense, Landlord shall cause to be performed any construction or modifications which may be required to bring the public restrooms and path of travel serving the Building into compliance with the Americans with Disabilities Act. Landlord and Tenant acknowledge that they have approved the space plan and outline specifications identified in Exhibit C. The quantities, character and manner of installation of all of the Tenant Improvements shall be subject to the limitations imposed by any applicable governmental regulations.

2. ALLOCATION OF COST. Except as otherwise expressly set forth herein, Tenant shall bear the entire cost of the Tenant Improvements, permits, and all architectural and engineering services.

3. PAYMENT OF TENANT'S COST. Tenant shall pay to Landlord all amounts due under the terms of this Exhibit B within ten days after billing by Landlord. Bills may be rendered during the progress of the plans and specifications and the Tenant Improvements so as to enable Landlord to pay permit and processing fees and its architects, engineers and general contractor without advancing Landlord's funds. Landlord shall not be obligated to continue installation of the Tenant Improvements if Tenant does not pay the cost of the Tenant Improvements to Landlord when due. If Tenant does not make timely payment to Landlord, Landlord may, but shall not be obligated to, advance Landlord's funds to pay Tenant's share of the cost of the Tenant Improvements and any funds so advanced shall be payable to Landlord upon demand as additional rent and shall bear interest as provided in paragraph 3(d) of the Lease.

4.       PLANS AND SPECIFICATIONS.

         a. Landlord, through its architects and engineers, shall prepare construction drawings for the pricing and construction of the Tenant Improvements. At its own expense, Tenant shall provide Landlord's architects and engineers with sufficient instructions, as described below, to enable Landlord's architects and engineers to prepare complete plans and specifications for the Tenant Improvements.

         b. Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including, without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning, plumbing and electrical loads, location and size of telephone equipment, location and size of all of the functional requirements and the nature of desired finishes, casework, millwork, lighting and any special acoustic treatments. Tenant and Landlord shall diligently pursue preparation of all such plans and specifications which shall

                                       1.

         be subject to approval by Landlord. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord shall so notify Tenant within fifteen days after receipt of such information specifying the required additional information. Within five business days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the construction of the Tenant Improvements. In the course of the preparation of the construction drawings, Tenant and Landlord's architects and engineers shall consult with each other to facilitate Tenant's approval thereof when completed. Tenant shall approve or reasonably disapprove of the construction drawings within 5 days.

         c. Upon completion and approval of the construction drawings by Landlord and Tenant, Landlord shall obtain and submit to Tenant a bid for the cost of the Tenant Improvements from Landlord's contractor. Tenant shall approve or disapprove such bid within the time provided in paragraph 7 below. If disapproved, then within seven days following such disapproval Tenant shall provide Landlord with additional information adequate to permit the revision of the plans and specifications and re-pricing of the Tenant Improvements and the plans and specifications as so revised shall be deemed approved.

5. CHANGES. Tenant shall bear the cost of any changes in the Tenant Improvements requested by Tenant after final approval of the bid plans and specifications by Tenant, together with a fee for Landlord's construction administration in an amount not to exceed 15% of the cost of such changes. In the event Landlord or its general contractor is instructed by Tenant to proceed with such changes without approval of such increases by Tenant, the amount thereof shall be as determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord's furnishing to Tenant of appropriate back-up information from Landlord's general contractor concerning increased costs and construction delays.

6.       TENANT VENDORS.

         a. Any items or work beyond the scope of normal construction trades for which Tenant contracts separately (hereinafter "Tenant Vendor's Work"), shall be subject to Landlord's reasonable policies and schedules and shall be conducted in such a way as not to unreasonably hinder, cause any disharmony with or delay work of improvements in the Building. To this end, Tenant shall conform with a schedule determined by Landlord's contractor and no work shall be done by Tenant which would cause Landlord's contractor to be dependent upon such work for completion of Landlord's contractor's work. If necessary in order to avoid interference with Landlord's contractor's work, all of Tenant Vendor's Work shall be done with labor in accordance with the Northern California Master Labor Agreement. In no event shall work involving the sprinkler, plumbing, mechanical, electrical power, lighting or fire safety systems of the Building be performed by any contractor or subcontractor other than Landlord's approved subcontractors and all telecommunications and other special electrical equipment shall be installed under the supervision of Landlord's electrical subcontractor.

         b. Not less than five days prior to the date Tenant desires to commence Tenant Vendor's Work, it shall submit a written request to Landlord setting forth or accompanied by all of the following:

                                       2.

             1. A description and schedule for the work to be performed;

             2. The names and addresses of all contractors, subcontractors and material suppliers who will perform the Tenant Vendor's Work;

             3. The approximate number of individuals, itemized by trade, who will be present in the premises;

             4. Copies of all plans and specifications pertaining to the Tenant Vendor's Work;

             5. Copies of all licenses and permits which may be required in connection with the performance of Tenant Vendor's Work;

             6. Certificates of insurance indicating compliance with the insurance requirements set forth in the Lease;

             7. Performance and labor and materials bonds in an amount not less than Landlord's reasonable estimate of the total cost of such Tenant Vendor's Work and, at Landlord's request, evidence of the availability of funds sufficient to pay for all such Tenant Vendor's Work.

         All of the foregoing shall be subject to Landlord's approval, which approval shall not be unreasonably withheld.

         c. Tenant shall be responsible for any out-of-pocket expenses incurred by Landlord due to inadequate cleanup by those performing Tenant Vendor's Work.

         d. If, in Landlord's reasonable opinion, any supplier, contractor or workman performing Tenant Vendor's Work hinders or delays, directly or indirectly, any other work of improvement in the Building or performs any work which may or does impair the quality, integrity or performance of any portion of the Building, Landlord shall give notice to Tenant and immediately thereafter, Tenant shall cause such supplier, contractor or workman immediately to remove all of its tools, equipment and materials and to cease working in the Building. As additional rent under the Lease, Tenant shall reimburse Landlord for any reasonable repairs or corrections of the improvements or of any portion of the Building or the reasonable cost of any delays caused by or resulting from the actions or omissions of anyone performing Tenant Vendor's Work.

7. COMPLETION AND RENTAL COMMENCEMENT DATE. Notwithstanding anything to the contrary contained in the Lease, Tenant's obligation for the payment of rental under the Lease shall not commence until Landlord has substantially completed the Tenant Improvements, subject only to the completion of punch list items. Substantial completion shall be as determined by issuance of a Temporary Certificate of Occupancy issued by the City of Alameda. If Landlord shall be delayed in substantially completing the Tenant Improvements as a result of:

         a. Tenant's changes to plans and specifications after approval thereof pursuant to Paragraph 4(c) above;

                                       3.

         b. Tenant's request for materials, finishes, or installations other than tenant standard improvements;

         c. Tenant's request for changes in the Tenant Improvements after commencement of construction;

         d. Hindrance or disruption of the work of Landlord's contractor resulting from Tenant Vendor's Work or any other reason under Tenant's control; or

         e. Cessation or termination of work in the premises due to Tenant's failure to pay when due all amounts payable by Tenant pursuant to this Exhibit B;

         then the commencement date of Tenant's obligation for payment of rental shall be advanced by the number of days of such delay. All time periods referred to in this Exhibit B shall be computed on a calendar basis with no allowance for holidays or weekends.

IN WITNESS WHEREOF, the parties have executed this Exhibit B on the respective dates they executed the Lease.

TENANT:                                             LANDLORD:
BIOMEDICINES, INC.,                                 ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                              a California limited partnership

                                                    By:      Vintage Alameda Investments, LP
                                                             a California limited partnership,
                                                             operating general partner

                                                    By:      Vintage Properties-Alameda Commercial,
                                                             California corporation,
                                                             managing general partner

By:                                                 By:
   ----------------------------------                  ---------------------------------------------
Its:          CEO                                   Its:         President
    ---------------------------------                   --------------------------------------------

                                       4.

                                    [GRAPHIC]

                [OUTLINE OF LEASED PREMISES BIOMEDICINES, INC.]



                                       1.

                                   ADDENDUM TO
                                 MARINA VILLAGE
                            FULL SERVICE OFFICE LEASE


THIS ADDENDUM TO MARINA VILLAGE FULL SERVICE OFFICE LEASE shall constitute part of that certain Marina Village Full Service Office Lease dated as of December 1, 1998 (the "Lease"), by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and BIOMEDICINES, INC., a Delaware corporation.

1. AMENDMENT OF PARAGRAPH 1. The following language is hereby added to the end of Paragraph 1:

         "Landlord shall deliver the Premises to Tenant with HVAC and electrical in good working order. To the best of Landlord's actual knowledge, without having conducted any investigation, neither the Building nor the Premises contain any Hazardous Materials."

2. AMENDMENT OF PARAGRAPH 2(b). The following language is hereby added to the end of Paragraph 2(b):

         "Notwithstanding anything to the contrary herein, if Landlord has not delivered the Premises substantially completed to Tenant on or before May 1, 1999, Tenant shall have the right thereafter to terminate the lease upon written notice given to Landlord at anytime prior to the date Landlord makes the Premises available to Tenant for occupancy. Upon such termination, Landlord shall return all sums previously deposited by Tenant with Landlord, and neither party shall have any further liability to the other."

3. AMENDMENT OF PARAGRAPH 3. The following language is hereby added to the end of Paragraph 3:

         "At such time as (i) Tenant's uncommitted cash on-hand ("Cash Reserve"), and (ii) the excess of Tenant's assets over its liabilities ("Net Worth") each exceeds $4,000,000, as evidenced by audited financial statements delivered to Landlord, Tenant shall receive a rent credit equal to the lesser of (y) the costs incurred by Tenant to complete the initial tenant improvements pursuant to Exhibit B, or (z) $82,965.00. The rent credit shall be applied in twelve (12) equal monthly installments against the amounts of Base Rent next becoming due, beginning with the month immediately following the month in which Tenant delivers such evidence to Landlord."

4. AMENDMENT OF PARAGRAPH 4(a). The following language is hereby added to the end of Paragraph 4(a):

         "Notwithstanding the foregoing, Operating Expenses should not include any of the following, not necessitated as a result of Tenant, its employees, its agents or invitees actions: (1) initial costs of equipment properly chargeable to the capital account consisting of items of real estate in nature and the original costs of constructing in the Common Areas; (2) the cost of any capital addition to the Building or the land on which the Building is located, including

                                       1.

         the cost to prepare space for occupancy by a new tenant; (3) costs incurred to benefit (or as a result of) a specific tenant; (4) salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building or Common Areas; (5) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the cost of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (6) fines or penalties which Landlord incurs by reason of its failure to comply with applicable laws; (7) cost of improving or renovating space for a tenant or space vacated by a tenant or items and services selectively supplied to any other tenant; (8) any amounts expended by Landlord as environmental response costs for removal, enclosure, encapsulation, clean-up, remediation or other activities regarding Landlords' compliance with federal, state, municipal or local hazardous waste and environmental laws, regulations or ordinances unless caused by Tenant or its invitees; (9) costs to correct original defects in the Building;
         (10) expenses paid directly by any tenant (including Tenant) for any reason (such as excessive utility use);(11) the cost of any repair, rebuilding or other work necessitated by condemnation, fire, windstorm or other insured casualty or hazard in excess of the deductible amount under initial deductible caps in Landlord`s casualty insurance; (12) the salaries and benefits of any officers above the level of building managers of Landlord, if any; (13) attorney's fees, accounting fees and expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building or Marina Village Project with other third parties except as specifically provided in the Lease; (14) Landlord's administration fees and overhead, other than the management fee provided in the Lease; (15) debt or amortization payments on any mortgage or mortgages encumbering the Building or rental payments under any ground or underlying lease; (16) capital improvement reserves; (17) advertising and promotional expenditures; and (18) the cost of purchasing sculptures and/or paintings. Further, in the case of any Operating Expense that is a capital expenditure in accordance with generally accepted accounting principles, the amount payable by Tenant under this Lease in respect of such expenditure shall be determined by amortizing the expenditure over a useful life determined by Landlord in accordance with such accounting principles, and Landlord may include a provision for interest on the remaining unamortized balance."

5. AMENDMENT OF PARAGRAPH 6(a). The following language is hereby added to the end of Paragraph 6(a):

         "Notwithstanding anything herein to the contrary, Tenant shall not be required to make any capital alterations or capital additions to the Premises in order to comply with any governmental requirements unless the same are made necessary by reason of Tenant's particular use of the Premises, Tenant's construction or alteration thereof, or Tenant's breach of the Lease."

6. AMENDMENT OF PARAGRAPH 6(b). The following language is hereby added to the end of Paragraph 6(b):

         "Landlord shall defend, indemnify and hold Tenant harmless from and against any liability for and claims for bodily injury, death or damage to tangible property resulting from the discharge, release or disposal of Hazardous Materials in the common areas of the Building,

                                       2.

         which discharge, release or disposal is caused by Landlord's sole negligence or willful misconduct."

7. AMENDMENT OF PARAGRAPH 10(a). Paragraph 10(a) is hereby amended to read as follows:

         "10(a). If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance, then subject to the availability of insurance proceeds Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 120 days of the date of casualty. Landlord or Tenant may at their election terminate the Lease by notice given to the other party within 30 days following Landlord's delivery of the architect's opinion to Tenant."

8. AMENDMENT OF PARAGRAPH 11. The following language is hereby added to the end of Paragraph 11:

         "Nothing contained herein shall be deemed to prevent Tenant from interposing and prosecuting in any condemnation proceeding, a claim against the condemning authority for the value of any fixtures or improvements installed in or made to the Premises by Tenant, or for its costs of moving or loss of business by reason of such condemnation."

9.       AMENDMENT OF PARAGRAPH 12: ASSIGNMENT AND SUBLETTING.

         The following language is hereby added to the end of paragraph 12(a):

         "Notwithstanding any other provisions contained in the Lease to the contrary, Tenant may, upon prior notice to Landlord accompanied by an explicit assumption of the Tenant's obligations under this Lease for the benefit of Landlord, but without Landlord's prior consent, sublet the Premises or assign its interest in this Lease to (i) a subsidiary affiliate, division, or corporation controlling, controlled by or under common control with Tenant, (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action, or (iii) a purchaser of substantially all of Tenant's assets as a going concern. A sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting or any other transfer of its interest in the Lease or in the Premises; provided, however, that in the case of such purchase of Tenant's assets, the assignee has a tangible net worth at least equal to that of Tenant as of the commencement of the term. Landlord's right to recapture the Premises and terminate the Lease as set forth in this Paragraph 12 shall not apply in the case of a sublet or assignment by Tenant pursuant to clauses (i) through (iii) above."

10. AMENDMENT OF PARAGRAPH 15. The following language is hereby added to the end of Paragraph 15:

         "At such time as Tenant establishes a Cash Reserve of $4,000,000, Tenant shall deposit an additional $45,354.20 with Landlord as an increase in the Deposit. At such time as Tenant's Cash Reserve and Tenant's Net Worth each exceeds $6,000,000, as evidenced by audited

                                       3.

         financial statements delivered to Landlord, the Deposit shall be reduced to $37,610.80 and Landlord shall return any excess portion of the Deposit to Tenant within thirty (30) days following the date Tenant delivers its audited financial statements to Landlord."

11. AMENDMENT OF PARAGRAPH 18. Paragraph 18 is hereby amended to read as follows:

         "ATTORNEYS' FEES. If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord or Tenant brings any legal action in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, the losing party shall reimburse the prevailing party upon demand for any and all attorneys' fees and expenses so incurred by the prevailing party."

12. AMENDMENT OF PARAGRAPH 21(g). The following language is hereby added to the end of Paragraph 21(g):

         "Landlord shall provide Tenant with 48 hours prior notice (except in an emergency in which case Landlord shall use reasonable efforts to provide Tenant with prior telephone notice) before entering the Premises; provided, however, during the last 6 months of the lease term, Landlord shall provide Tenant with 24 hours prior notice of any non-emergency entry onto the Premises. In the event of any entry by Landlord onto the Premises, Landlord shall use reasonable efforts not to interfere with the conduct of Tenant's business."

13.      PARAGRAPH 23. The following new Paragraph 23 is hereby added to the
         Lease:

         "23. EXPANSION/RELOCATION OF PREMISES. If, Tenant notifies Landlord that it desires to lease additional Qualifying Office Space (defined below), Landlord shall notify Tenant whether any Qualifying Office Space contiguous with the Premises is available for lease. If there is no contiguous Qualifying Office Space available for lease, Landlord shall notify Tenant whether any non-contiguous Qualifying Office Space located on the second floor of the Building is available for lease, and if none is available, whether any Qualifying Office Space located on other floors of the Building is available for lease. If there is no Qualifying Office Space within the Building available for lease, and provided (i) Tenant desires to lease an aggregate of at least 9,000 rentable square feet of office space, and (ii) the commencement date for the lease of additional office space will be on or after January 1, 2001, then Landlord shall notify Tenant whether there is any office space ("Relocation Space") located in other buildings within the Marina Village project then owned by Landlord which meets Tenant's criteria. If such Relocation Space is available for lease, Landlord and Tenant shall negotiate in good faith, but for not more than fifteen days, regarding Tenant's relocation from the Premises to the Relocation Premises; provided, however, Landlord shall not be required to incur any expenses in connection with said relocation. If Landlord and Tenant reach agreement on Tenant's relocation, Tenant shall execute, at Landlord's option, an amendment to this Lease or a new lease setting forth the terms of Tenant's lease of the Relocation Premises and the termination of this Lease with respect to the Premises. If Landlord and Tenant are unable to reach agreement on Tenant's relocation, this Lease shall continue in full force and effect and Landlord shall have no obligation to relocate Tenant's business or to make any additional off-ice space available for lease by Tenant. For purposes of this

                                       4.

         Paragraph 23, "Qualifying Office Space" shall mean office space consisting of at least 1,500 rentable square feet."

14.      PARAGRAPH 24. The following new Paragraph 24 is hereby added to the
         Lease:

         "24. TENANT'S OPTION TO TERMINATE. Tenant shall have the option to terminate this Lease effective February 28, 2002 upon the following terms and conditions:

         a. At the time Tenant's option is exercised, the Lease shall be in full force and effect, Tenant shall not be in default thereunder;

         b. Tenant's option to terminate shall be exercised, if at all, by notice to Landlord given on or before August 31, 2001, and

         c. Concurrently with its notice of exercise, Tenant shall pay to Landlord an amount equal to the product obtained by multiplying 40% by the sum of (i) the rent credit received by Tenant pursuant to Paragraph 1 above, and (ii) the reasonable costs ("Landlord Costs") incurred by Landlord in connection with the Lease, including tenant improvement costs, if any, reasonable attorney's fees, architectural/mechanical construction drawings costs and brokerage commissions. By way of example, if the rent credit received by Tenant totals $82,965 and Landlord's Costs were $5,000, then the termination payment payable by Tenant to Landlord would be $35,186 (i.e., 40 x [$82,965 + $5,000])."

15.      PARAGRAPH 25. The following new Paragraph 25 is hereby added to the
         Lease:

         "25. PARKING. Tenant shall be entitled to the non-exclusive use of parking, on a non-designated basis and without charge unless required by law, at the rate of 3.4 spaces per 1,000 rentable square feet of the Premises. Tenant's employees and invitees shall comply with Landlord's reasonable rules and regulations regarding the use of project parking facilities."

16.      PARAGRAPH 26. The following new Paragraph 26 is hereby added to the
         Lease:

         "26. SIGNAGE. Landlord shall provide standard signage for Tenant on the directories located in tile Building lobby and on the second floor. Tenant shall be allowed to place, at its expense, in accordance with Building signage criteria, a sign on the second floor corridor wall directing visitors to Tenant's Premises and a sign at its entry to the Premises."

                                       5.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to the Lease as of the date first set forth above.


TENANT:                                                 LANDLORD:


BIOMEDICINES, INC.,                                     ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                                  a California limited partnership

                                                        By:      Vintage Alameda Investments, L.P,
                                                                 a California limited partnership,
                                                                 operating general partner

                                                        By:      Vintage Properties - Alameda Commercial,
                                                                 a California corporation,
                                                                 managing general partner


By:                                                     By:
   -------------------------------------                   --------------------------------------------
Title:        CEO                                       Title:         President
      ----------------------------------                      -----------------------------------------

                                       6.